UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2024

Avenue Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38114 (Commission File Number)	47-4113275 (IRS Employer Identification No.)

1111 Kane Concourse, Suite 301

Bay Harbor Islands, Florida 33154

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	ATXI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on May 19, 2023, Avenue Therapeutics, Inc. (the “Company”) received a deficiency letter (the “First Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (the “Nasdaq”) notifying the Company that it was not in compliance with Nasdaq Listing Rule 5550(b)(1), the minimum stockholders’ equity requirement for continued listing on The Nasdaq Capital Market (the “Stockholders’ Equity Requirement”). The First Letter had no immediate effect on the Company’s continued listing on The Nasdaq Capital Market.

 In accordance with Nasdaq rules, the Company was provided 45 calendar days, or until July 3, 2023, to submit a plan to regain compliance (the “Compliance Plan”). The Company thereafter submitted its Compliance Plan and, on July 17, 2023, the Staff granted the Company’s request for an extension through November 15, 2023 to regain compliance with the Stockholders’ Equity Requirement. The Company was unable to demonstrate compliance with the Stockholders’ Equity Requirement by that date, and, on November 20, 2023, the Staff formally notified the Company that it would move to delist the Company’s securities from Nasdaq unless the Company timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company submitted the request for a hearing before the Panel (the “Hearing”), which request stayed any further action by Nasdaq pending completion of the Hearing and the expiration of any extension that may be granted by the Panel to the Company.

Also as previously disclosed, on September 27, 2023, the Company received a second deficiency letter (the “Second Letter”) from the Staff stating that the bid price of the Company’s common stock had closed below $1.00 per share for 30 consecutive business days and, as such, the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2), the minimum bid price requirement for continued listing on The Nasdaq Capital Market (the “Bid Price Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company was afforded a 180-calendar day grace period, through March 25, 2024, to regain compliance with the Bid Price Requirement.

The Hearing was held on February 15, 2024 and, by decision dated March 11, 2024, the Panel granted the Company’s request for an extension through May 20, 2024 to demonstrate compliance with the Stockholders’ Equity Requirement and the Bid Price Requirement. In order to timely evidence compliance with the minimum bid price requirement in particular, the Company must evidence a closing bid price of at least $1.00 per share for a minimum of 10, though generally not more than 20, consecutive business days by May 20, 2024. The Company is considering all options available to it to regain compliance with the Stockholders’ Equity Requirement and the Bid Price Requirement; however, there can be no assurance that the Company will be able to do so.

Forward-Looking Statements

This Current Report on Form 8-K contains predictive or “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of current or historical fact contained in this Current Report on Form 8-K, including statements that express our intentions, plans, objectives, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “should,” “would” and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations, estimates and projections made by management about our business, our industry and other conditions affecting our financial condition, results of operations or business prospects. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, the forward-looking statements due to numerous risks and uncertainties. Factors that could cause such outcomes and results to differ include, but are not limited to, risks and uncertainties arising from: expectations for increases or decreases in expenses; expectations for the clinical and pre-clinical development, manufacturing, regulatory approval, and commercialization of our pharmaceutical product candidate or any other products we may acquire or in-license; our use of clinical research centers and other contractors; expectations for incurring capital expenditures to expand our research and development and manufacturing capabilities; expectations for generating revenue or becoming profitable on a sustained basis; expectations or ability to enter into marketing and other partnership agreements; expectations or ability to enter into product acquisition and in-licensing transactions; expectations or ability to build our own commercial infrastructure to manufacture, market and sell our product candidates; acceptance of our products by doctors, patients or payors; our ability to compete against other companies and research institutions; our ability to secure adequate protection for our intellectual property; our ability to attract and retain key personnel; availability of reimbursement for our products; estimates of the sufficiency of our existing cash and cash equivalents and investments to finance our operating requirements, including expectations regarding the value and liquidity of our investments; the volatility of our stock price; expected losses; expectations for future capital requirements; and those risks discussed in our filings which we make with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K, except as required by applicable law. Investors should evaluate any statements made by us in light of these important factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE THERAPEUTICS, INC.
(Registrant)

Date: March 15, 2024	By:	/s/ David Jin
David Jin
Interim Principal Financial Officer and Chief Operating Officer